                                                               EXHIBIT (h)(3)(i)

[ING FUNDS LOGO]

February 25, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio, each a new series of ING Investors Trust, ING Principal Protection Fund X and ING Principal Protection Fund XI, each a new series of ING Equity Trust, and ING VP Real Estate Portfolio, a new series of ING Variable Products Trust, (the "New Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned New Funds to AMENDED AND RESTATED EXHIBIT A of the Agreement.

         The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Strategic Bond Fund, ING VP Emerging Countries Portfolio, ING VP International Portfolio and ING VP International SmallCap Portfolio as these funds have been dissolved.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                             Very sincerely,


                                             Robert S. Naka
                                             Senior Vice President
                                             ING Investors Trust
                                             ING Equity Trust
                                             ING Variable Products Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:   _____________________________
Name: _____________________________
Title:____________, Duly Authorized


7337 E. Doubletree Ranch Rd.     Tel: 480-477-3000           ING Investors Trust
Scottsdale, AZ 85258-2034        Fax: 480-477-2700              ING Equity Trust
                                 www.ingfunds.com    ING Variable Products Trust

                     FORM OF AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.


                                           TYPE OF         STATE OF       TAXPAYER
         TAXPAYER/FUND NAME             ORGANIZATION     ORGANIZATION     I.D. NO.
-------------------------------------   -------------    -------------   ----------
ING CORPORATE LEADERS TRUST FUND        Trust            New York        13-6061925

ING EQUITY TRUST                        Business Trust   Massachusetts   N/A
   ING Convertible Fund                                                  33-0552461
   ING Disciplined LargeCap Fund                                         06-1533751
   ING Equity and Bond Fund                                              33-0552418
   ING Financial Services Fund                                           95-4020286
   ING Growth Opportunities Fund                                         04-2886865
   ING LargeCap Growth Fund                                              33-0733557
   ING LargeCap Value Fund                                               20-0437128
   ING MidCap Opportunities Fund                                         06-1522344
   ING MidCap Value Fund                                                 86-1048451
   ING Principal Protection Fund                                         86-1033467
   ING Principal Protection Fund II                                      86-1039030
   ING Principal Protection Fund III                                     86-1049217
   ING Principal Protection Fund IV                                      82-0540557
   ING Principal Protection Fund V                                       27-0019774
   ING Principal Protection Fund VI                                      48-1284684
   ING Principal Protection Fund VII                                     72-1553495
   ING Principal Protection Fund VIII                                    47-0919259
   ING Principal Protection Fund IX                                      20-0453800
   ING Principal Protection Fund X                                       20-0584080
   ING Principal Protection Fund XI                                      20-0639761
   ING Real Estate Fund                                                  43-1969240
   ING SmallCap Opportunities Fund                                       04-2886856
   ING SmallCap Value Fund                                               86-1048453
   ING Tax Efficient Equity Fund                                         23-2978988

ING FUNDS TRUST                         Business Trust   Delaware        N/A
   ING Classic Money Market Fund                                         23-2978935
   ING GNMA Income Fund                                                  22-2013958
   ING High Yield Bond Fund                                              23-2978938
   ING High Yield Opportunity Fund                                       33-0715888


                                                    TYPE OF         STATE OF       TAXPAYER
              TAXPAYER/FUND NAME                 ORGANIZATION     ORGANIZATION     I.D. NO.
---------------------------------------------   ---------------   -------------   ----------
ING FUNDS TRUST (CONT.)
   ING Intermediate Bond Fund                                                     52-2125227
   ING Lexington Money Market Trust                                               13-6766350
   ING Money Market Fund                                                          86-0955273
   ING National Tax-Exempt Bond Fund                                              23-2978941

ING INVESTMENT FUNDS, INC.                      Corporation       Maryland        N/A
   ING MagnaCap Fund                                                              22-1891924

ING INVESTORS TRUST                             Business Trust    Massachusetts   N/A
   ING American Funds Growth Portfolio                                            55-0839555
   ING American Funds Growth-Income Portfolio                                     55-0839542
   ING American Funds International Portfolio                                     55-0839952
   ING Evergreen Health Sciences Portfolio                                        20-0573913
   ING Evergreen Omega Portfolio                                                  20-0573935
   ING Lifestyle Aggressive Growth Portfolio                                      20-0573999
   ING Lifestyle Growth Portfolio                                                 20-0573986
   ING Lifestyle Moderate Growth Portfolio                                        20-0573968
   ING Lifestyle Moderate Portfolio                                               20-0573946

ING MAYFLOWER TRUST                             Business Trust    Massachusetts   N/A
   ING Growth + Value Fund                                                        06-1465531
   ING International Value Fund                                                   06-1472910

ING MUTUAL FUNDS                                Business Trust    Delaware        N/A
   ING Emerging Countries Fund                                                    33-0635177
   ING Foreign Fund                                                               72-1563685
   ING Global Equity Dividend Fund                                                55-0839557
   ING Global Real Estate Fund                                                    86-1028620
   ING International Fund                                                         22-3278095
   ING International SmallCap Growth Fund                                         33-0591838
   ING Precious Metals Fund                                                       13-2855309
   ING Russia Fund                                                                22-3430284
   ING Worldwide Growth Fund                                                      33-0552475

ING PRIME RATE TRUST                            Business Trust    Massachusetts   95-6874587

ING SENIOR INCOME FUND                          Business Trust    Delaware        86-1011668

ING VARIABLE INSURANCE TRUST                    Business Trust    Delaware        N/A
   ING GET U.S. Core Portfolio - Series 1                                         43-2007006
   ING GET U.S. Core Portfolio - Series 2                                         41-2107140
   ING GET U.S. Core Portfolio - Series 3                                         32-0090501


                                                      TYPE OF         STATE OF       TAXPAYER
              TAXPAYER/FUND NAME                    ORGANIZATION    ORGANIZATION     I.D. NO.
------------------------------------------------   --------------   -------------   ----------
ING VARIABLE INSURANCE TRUST (CONT.)
   ING GET U.S. Core Portfolio - Series 4                                           32-0090502
   ING GET U.S. Core Portfolio - Series 5                                           32-0090504
   ING GET U.S. Core Portfolio - Series 6                                           32-0090505
   ING GET U.S. Opportunity Portfolio - Series 1                                    43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2                                    TBD
   ING VP Worldwide Growth Portfolio                                                25-6705433

ING VARIABLE PRODUCTS TRUST                        Business Trust   Massachusetts   N/A
   ING VP Convertible Portfolio                                                     86-1028318
   ING VP Disciplined LargeCap Fund                                                 06-6397003
   ING VP Financial Services Portfolio                                              86-1028316
   ING VP Growth + Value Portfolio                                                  06-6396994
   ING VP Growth Opportunities Portfolio                                            06-6493759
   ING VP High Yield Bond Portfolio                                                 06-6396995
   ING VP International Value Portfolio                                             06-6453493
   ING VP LargeCap Growth Portfolio                                                 86-1028309
   ING VP MagnaCap Portfolio                                                        06-6493762
   ING VP MidCap Opportunities Portfolio                                            06-6493760
   ING VP Real Estate Portfolio                                                     20-0453833
   ING VP SmallCap Opportunities Portfolio                                          06-6397002

ING VP EMERGING MARKETS FUND, INC.                 Corporation      Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST                     Business Trust   Massachusetts   22-2932678

USLICO SERIES FUND                                 Business Trust   Massachusetts   N/A
   The Asset Allocation Portfolio                                                   54-1499147
   The Bond Portfolio                                                               54-1499901
   The Money Market Portfolio                                                       54-1499149
   The Stock Portfolio                                                              54-1499398

Last Approved: February 25, 2004